SUN CAPITAL ADVISERS TRUST

Supplement dated January 9, 2006

to the Initial Class Shares Prospectus dated May 1, 2005

This supplement provides information regarding changes to the SC Value Small Cap Fund (the "fund").

Effective January 9, 2006, OppenheimerFunds, Inc. replaces OpCap Advisors as the fund's subadviser. As a result, the fund's name is changed to SC Oppenheimer Main Street Small Cap Fund and all references to the fund's name in the Initial Class Shares Prospectus are changed from "SC Value Small Cap Fund" to "SC Oppenheimer Main Street Small Cap Fund."

In addition, the following sections of the fund's Initial Class Shares Prospectus are hereby revised as follows:

1) The text on page 11 is replaced in its entirety with the following:

The Fund's Goals, Strategies and Risks

SC Oppenheimer Main Street Small Cap Fund

INVESTMENT GOAL

Capital appreciation.

KEY INVESTMENTS AND STRATEGIES

Under normal market conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of small capitalization companies. The fund currently considers an issuer having a market capitalization of up to $3 billion to be a small-cap company. The fund measures that capitalization at the time the fund buys the security, and it is not required to sell the security if the issuer's capitalization grows above $3 billion. Over time, the fund may change the range of asset capitalizations it uses to define small-cap issuers, as market conditions change. OppenheimerFunds, Inc., the fund's investment subadviser, selects investments mainly in common stocks of small-capitalization U.S. companies that it believes have favorable business trends or prospects.

These may include "growth" and/or "value" common stocks and other equity securities. A "value" investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A "growth" investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The fund incorporates a blended style of investing combining both growth and value styles.

How Investments Are Selected

In selecting securities for purchase or sale by the fund, the fund's portfolio managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general, the selection process involves the use of:

o Multi-factor quantitative models: These include a group of "top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of "bottom up" models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.

o Fundamental research: The portfolio managers use internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

o Judgment: The portfolio is then continuously re-balanced by the portfolio managers, based upon the quantitative tools and qualitative factors described above.

In seeking broad diversification of the fund's portfolio, the portfolio managers currently search primarily for the following characteristics (although these may vary over time and in different cases):

o Companies with a small market capitalization, primarily up to $3 billion.

o Companies with attractive financial characteristics based on quantitative models.

o Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

The portfolio managers employ a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research. The portfolio managers will consider selling a particular stock if it exhibits one or more of the following factors, among others:

o deterioration in a company's expected earnings or cash flow;

o change in valuation as determined by multiple variables including: earnings, cash flow and book value; or

o analysis of a company's balance sheet suggests a less attractive earnings potential.

In addition, if the reason that the portfolio managers originally purchased the stock of a particular company materially changes, then they may also decide to sell the stock.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o U.S. stock markets go down or perform poorly relative to other types of investments

o Small cap securities, which generally are more volatile and less liquid than large cap securities, decline in value more steeply or become less liquid than expected

o Prices of the fund's securities fall as a result of general market movements or unfavorable company news

o The fund's investment style and small cap focus do not produce favorable results relative to market trends

o The subadviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

WHO MAY WANT TO INVEST

The fund may be appropriate for investors who:

o are seeking to participate in the long-term capital appreciation potential of small cap companies

o are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in fixed income securities or in equity securities of large or mid cap companies

o are willing to accept the risks of the stock market and potential long-term rewards of investing in small cap companies with limited track records

The fund may not be appropriate for investors who:

o are interested in earning current income

o are investing for the short term

o are uncomfortable with the risks of the stock market

2) The following sentence under "More About The Funds' Investments - All Funds - American Depositary Receipts and Foreign Securities" is deleted: "Value Small Cap Fund may invest up to 100% of its assets in foreign securities including those not listed or traded on a U.S. exchange or quoted market."

3) The section under "The Investment Adviser and Subadvisers - About the OpCap Advisors" on page 22 is replaced with the following:

About OppenheimerFunds, Inc.

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as subadviser to Oppenheimer Main Street Small Cap Fund. OppenheimerFunds discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. OppenheimerFunds has been an investment adviser since 1960. As of December 31, 2005, OppenheimerFunds and its subsidiaries and controlled affiliates managed more than $200 billion in assets including other Oppenheimer funds with more than 6 million shareholder accounts.

4) The section related to the fund under "The Investment Adviser and Subadvisers - About the Portfolio Managers" on page 24 is replaced with the following:

Oppenheimer Main Street Small Cap Fund	Nikolaos D. Monoyios, CFA	2006	Senior Vice President of OppenheimerFunds since October 2003. Vice President for OppenheimerFunds (1998-2003).
	Mark Zavanelli, CFA	2006	Vice President of OppenheimerFunds since November 2000. Joined OppenheimerFunds in 1998.

File No. 811-08879